Exhibit 99.1

    Accrued Interest Date:                             Collection Period Ending:
    25-Aug-05                                                          31-Aug-05

    Distribution Date:        BMW Vehicle Owner Trust 2003-A            Period #
                              ------------------------------
    26-Sep-05                                                                29


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    Balances
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
                                                                              Initial               Period End
        Receivables                                                    $1,643,640,298             $375,755,951
        Reserve Account                                                   $12,327,302               $8,218,201
        Yield Supplement Overcollateralization                             $9,034,825               $2,166,465
        Class A-1 Notes                                                  $380,000,000                       $0
        Class A-2 Notes                                                  $455,000,000                       $0
        Class A-3 Notes                                                  $470,000,000              $43,984,013
        Class A-4 Notes                                                  $296,913,000             $296,913,000
        Class B Notes                                                     $32,692,000              $32,692,000

    Current Collection Period
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        Beginning Receivables Outstanding                                $403,902,068
        Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                 Receipts of Scheduled Principal                          $16,485,501
                 Receipts of Pre-Paid Principal                           $11,242,002
                 Liquidation Proceeds                                        $282,967
                 Principal Balance Allocable to Gross Charge-offs            $135,647
            Total Receipts of Principal                                   $28,146,116

            Interest Distribution Amount
                 Receipts of Interest                                      $1,912,085
                 Servicer Advances                                                 $0
                 Reimbursement of Previous Servicer Advances                ($103,328)
                 Accrued Interest on Purchased Receivables                         $0
                 Recoveries                                                  $100,729
                 Net Investment Earnings                                      $20,861
            Total Receipts of Interest                                     $1,930,348

            Release from Reserve Account                                           $0

        Total Distribution Amount                                         $29,940,817

        Ending Receivables Outstanding                                   $375,755,951

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance              $226,264
        Current Period Servicer Advance                                            $0
        Current Reimbursement of Previous Servicer Advance                  ($103,328)
        Ending Period Unreimbursed Previous Servicer Advances                $122,936

    Collection Account
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        Deposits to Collection Account                                    $29,940,817
        Withdrawals from Collection Account
            Servicing Fees                                                   $336,585
            Class A Noteholder Interest Distribution                         $742,344
            First Priority Principal Distribution                                  $0
            Class B Noteholder Interest Distribution                          $79,823
            Regular Principal Distribution                                $27,986,804
            Reserve Account Deposit                                                $0
            Unpaid Trustee Fees                                                    $0
            Excess Funds Released to Depositor                               $795,261
        Total Distributions from Collection Account                       $29,940,817


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
    Excess Funds Released to the Depositor
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            Release from Reserve Account                                           $0
            Release from Collection Account                                  $795,261
        Total Excess Funds Released to the Depositor                         $795,261

    Note Distribution Account
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        Amount Deposited from the Collection Account                      $28,808,972
        Amount Deposited from the Reserve Account                                  $0
        Amount Paid to Noteholders                                        $28,808,972

    Distributions
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        Monthly Principal Distributable Amount                        Current Payment      Ending Balance     Per $1,000      Factor
        Class A-1 Notes                                                            $0                  $0          $0.00       0.00%
        Class A-2 Notes                                                            $0                  $0          $0.00       0.00%
        Class A-3 Notes                                                   $27,986,804         $43,984,013         $59.55       9.36%
        Class A-4 Notes                                                            $0        $296,913,000          $0.00     100.00%
        Class B Notes                                                              $0         $32,692,000          $0.00     100.00%

        Interest Distributable Amount                                 Current Payment          Per $1,000
        Class A-1 Notes                                                            $0               $0.00
        Class A-2 Notes                                                            $0               $0.00
        Class A-3 Notes                                                      $116,353               $0.25
        Class A-4 Notes                                                      $625,992               $2.11
        Class B Notes                                                         $79,823               $2.44



    Carryover Shortfalls
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                                                                               Prior
                                                                          Period Carryover     Current Payment     Per $1,000
        Class A-1 Interest Carryover Shortfall                                     $0                  $0             $0
        Class A-2 Interest Carryover Shortfall                                     $0                  $0             $0
        Class A-3 Interest Carryover Shortfall                                     $0                  $0             $0
        Class A-4 Interest Carryover Shortfall                                     $0                  $0             $0
        Class B Interest Carryover Shortfall                                       $0                  $0             $0


    Receivables Data
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                                                                     Beginning Period       Ending Period
        Number of Contracts                                                    32,246              31,101
        Weighted Average Remaining Term                                         26.30               25.36
        Weighted Average Annual Percentage Rate                                 5.15%               5.15%

        Delinquencies Aging Profile End of Period                       Dollar Amount          Percentage
            Current                                                      $332,463,069              88.48%
            1-29 days                                                     $34,188,158               9.10%
            30-59 days                                                     $6,824,652               1.82%
            60-89 days                                                     $1,112,219               0.30%
            90-119 days                                                      $231,498               0.06%
            120+ days                                                        $936,356               0.25%
            Total                                                        $375,755,951             100.00%
            Delinquent Receivables +30 days past due                       $9,104,725               2.42%


        Write-offs
            Gross Principal Write-Offs for Current Period                    $135,647
            Recoveries for Current Period                                    $100,729
            Net Write-Offs for Current Period                                 $34,917

            Cumulative Realized Losses                                     $7,130,515


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
        Repossessions                                                   Dollar Amount               Units
            Beginning Period Repossessed Receivables Balance                 $940,394                  54
            Ending Period Repossessed Receivables Balance                    $898,024                  52
            Principal Balance of 90+ Day Repossessed Vehicles                $129,909                   8



    Yield Supplement Overcollateralization
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Required Amount                                   $2,325,777
        Beginning Period Amount                                            $2,325,777
        Ending Period Required Amount                                      $2,166,465
        Current Period Release                                               $159,312
        Ending Period Amount                                               $2,166,465
        Next Distribution Date Required Amount                             $2,012,808

    Reserve Account
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Required Amount                                   $8,218,201
        Beginning Period Amount                                            $8,218,201
        Net Investment Earnings                                               $20,861
        Current Period Deposit                                                     $0
        Current Period Release to Collection Account                               $0
        Current Period Release to Depositor                                        $0
        Ending Period Required Amount                                      $8,218,201
        Ending Period Amount                                               $8,218,201


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